                                          SIMON
                                 PROPERTY GROUP
                                 --------------
                                  JANUARY 2001

FORWARD LOOKING STATEMENT

--------------------------------------------------------------------------------

     Statements in this presentation that are not historical may be deemed forward-looking statements within the meaning of the federal securities laws. Although Simon believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained and it is possible that our actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. The listener/reader is directed to Simon's various filings with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K for a discussion of such risks and uncertainties.

     Unless otherwise indicated herein, all portfolio, operating and financial information is as of, or for the twelve months ended September 30, 2000.

THE OFFERING

--------------------------------------------------------------------------------

          Issuer:        Simon Property Group, L.P. (the "SPG Operating
                         Partnership")(1)

        Offering:        Intermediate Term Fixed Rate Senior Unsecured Notes

   Credit Rating:        Moody's Investors Service: Baa1/Stable
                              Confirmed: December 2000
                         Standard & Poor's: BBB (Corporate BBB+)/Stable
                              Confirmed: December 2000

 Use of Proceeds:        Retire existing floating rate indebtedness

        Managers:        Merrill Lynch & Co. (Joint Bookrunner)
                            JP Morgan (Joint Bookrunner)
                               Banc of America Securities LLC
                                  Salomon Smith Barney
                                     UBS Warburg LLC

(1) Simon Property Group, Inc. ("SPG") is the managing general partner of the SPG Operating Partnership. The SPG Operating Partnership, SPG and their affiliates are collectively referred to as "Simon."

                                    OVERVIEW
                                    OF SIMON

INTRODUCTION

--------------------------------------------------------------------------------

THE MALL WAS AND WILL                                                  [PICTURE]
CONTINUE TO BE THE WAY
AMERICA LOVES TO SHOP.

IT HAS WITHSTOOD THE
CHALLENGES OF MAIL ORDER
CATALOGS, BIG BOX
RETAILERS AND THE
INTERNET.

SIMON IS THE PROXY FOR
REGIONAL MALL OWNERSHIP
IN THE U.S.

DOMINANT REGIONAL MALL OWNER

--------------------------------------------------------------------------------

      # of Properties:     252                    ANNUAL RETAIL SALES:   Over $38 billion

           # OF MALLS:     179                  ANNUAL SHOPPER VISITS:   Over 2 billion

          # OF STATES:     36                           # OF TENANTS :   Over 4,400

                  GLA:     184 million sf                 # OF LEASES:   Over 20,000

     TOTAL MARKET CAP:     $17 billion


       [PICTURE]                [PICTURE]                    [PICTURE]

      PHIPPS PLAZA           MENLO PARK MALL        FASHION CENTRE AT PENTAGON
       ATLANTA, GA             EDISON, NJ                  ARLINGTON, VA

SIMON PORTFOLIO

--------------------------------------------------------------------------------

                                [MAP WITH KEY]

DOMINANT MARKET POSITIONS

--------------------------------------------------------------------------------

                                [MAP WITH KEY]

HIGHLY PRODUCTIVE PROPERTIES

--------------------------------------------------------------------------------

- MORE THAN 72% OF SIMON'S EBITDA IS DERIVED FROM REGIONAL MALLS GENERATING SALES IN EXCESS OF $300 PSF.

                                   1993      2000
                                   ----      ----
                                   (# of Centers)
SALES GREATER THAN $300 PSF        11        105
SALES GREATER THAN $400 PSF         6         40
SALES GREATER THAN $550 PSF         3         14

PORTFOLIO STRENGTH

--------------------------------------------------------------------------------

- Simon offers a modern, up-to-date portfolio with some of the best malls in the U.S.

- The portfolio is comprised of a variety of centers including dominant suburban malls, upscale properties and malls with a significant tourism component.

              [PICTURE]                 [PICTURE]               [PICTURE]

         BARTON CREEK SQUARE      FORUM SHOPS AT CAESARS     MALL OF AMERICA
             AUSTIN, TX                LAS VEGAS, NV         MINNEAPOLIS, MN

- DUE TO ITS PORTFOLIO SIZE AND QUALITY, SIMON IS UNIQUELY POSITIONED TO HELP RETAILERS TAKE ADVANTAGE OF FAST-MOVING CONCEPTS AND TO WITHSTAND CHANGES IN THE ECONOMIC CYCLE.

                               RELATIONSHIPS WITH
                                    RETAILERS

LARGEST LANDLORD TO NATIONAL MALL RETAILERS

--------------------------------------------------------------------------------

                                                                      [PICTURES]

                                  # OF STORES           % OF STORES IN THE
RETAILER                          IN THE U.S.             SIMON PORTFOLIO
--------                          -----------             ---------------
Abercrombie & Fitch                   294                       17%
American Eagle                        518                       18%
Banana Republic                       389                       10%
Brookstone                            216                       20%
Disney                                494                       20%
Eddie Bauer                           543                       14%
The Gap                             2,002                       10%
Old Navy                              648                       10%
Pottery Barn                          120                       14%
Victoria's Secret                     902                       16%
Waldenbooks                           891                       13%
Wet Seal                              215                       20%
Williams Sonoma                       187                       14%

TOP 15 IN-LINE RETAIL TENANTS

--------------------------------------------------------------------------------

(SQUARE FEET 000'S)

                                         NUMBER OF      SQUARE           % OF TOTAL(1)     % OF TOTAL(1)
                                          STORES         FEET           SQUARE FEET       BASE MIN. RENT
                                         ---------      ------          --------------    --------------
IN-LINE TENANTS (SORTED BY % OF TOTAL
BASE MIN. RENT)

Limited                                   454             3,608              2.0%             3.6%
Venator                                   470             1,735              0.9%             2.2%
Gap                                       297             2,697              1.5%             2.1%
Intimate Brands                           282             1,230              0.7%             1.4%
Zale Corporation                          228               393              0.2%             1.0%
The Musicland Group                       181               722              0.4%             0.9%
Sterling Jewelers                         179               259              0.1%             0.8%
Hallmark Cards                            202               640              0.3%             0.8%
Trans World Entertainment                 117               557              0.3%             0.7%
Claire's Boutique                         317               350              0.2%             0.7%
Wet Seal                                  121               481              0.3%             0.7%
Borders Group                             123               578              0.3%             0.7%
Abercrombie & Fitch                        66               538              0.3%             0.6%
Consolidated Stores                       144               532              0.3%             0.6%
Eddie Bauer                                76               496              0.3%             0.6%
                                        -----            ------              ---             ----

TOP 15 IN-LINE TENANT TOTALS             3,257            14,815              8.0%            17.3%

(1)  REPRESENTS TOTAL PORTFOLIO.

TOP 15 ANCHOR TENANTS

--------------------------------------------------------------------------------

(SQUARE FEET 000'S)

                                                NUMBER OF STORES:
                                                -----------------
                                       COMBINED      TENANT-        SIMON-     SQUARE       % OF TOTAL(1)    % OF TOTAL(1)
                                        TOTAL         OWNED         OWNED       FEET         SQUARE FEET    BASE MIN. RENT
                                        -----         -----         -----       ----        -------------   --------------
ANCHOR TENANTS (SORTED BY SQUARE FEET)

Sears                                    127            89            38        19,281          10.5%        0.5%
JC Penney                                122            59            63        17,549           9.5%        1.2%
Federated                                 87            61            26        16,766           9.1%        0.9%
Dillard's                                 81            69            12        11,610           6.3%        0.2%
May                                       75            59            16        10,537           5.7%        0.2%
Saks                                      39            12            27         4,448           2.4%        1.0%
Montgomery Ward                           30            18            12         4,213           2.3%        0.2%
Dayton Hudson                             31            28             3         3,451           1.9%        0.0%
Nordstrom                                 11             8             3         2,078           1.1%        0.0%
Belk                                      14             7             7         1,389           0.8%        0.1%
Wal-Mart                                  12            12             0         1,281           0.7%        0.0%
Burlington Coat Factory                   12             0            12         1,077           0.6%        0.2%
Kohl's                                    13             4             9         1,075           0.6%        0.2%
K Mart                                    10             3             7           924           0.5%        0.2%
TJX Companies                             28             0            28           908           0.5%        0.4%
                                         ---           ---           ---        ------          ----         ---

TOP 15 ANCHOR TENANT TOTALS              692           429           263        96,588          52.5%        5.1%

(1)  REPRESENTS TOTAL PORTFOLIO.

STABILITY OF SIMON PORTFOLIO

--------------------------------------------------------------------------------

     Throughout its 40+ year history, the Simon portfolio has demonstrated resilience to fluctuations in the business cycle as evidenced by the:

     - Asset quality which translates into superior sales productivity and consistent operational growth;

     - Scope and depth of the Simon organization's tenant relationships and the magnitude of high quality, national tenants throughout the portfolio; and

     - Simon organization's demonstrated ability to successfully retenant anchor and in-line stores.

CASE STUDY IN RETENANTING ANCHORS

--------------------------------------------------------------------------------

     - Since 1996, Montgomery Ward has closed 11 stores in the Simon portfolio.

     -    Nine have been retenanted by Simon with new tenants such as:

          -->  Sears          -->  Burlington Coat Factory

          -->  Nordstrom      -->  Target

          -->  Saks           -->  Von Maur

          -->  Dillard's


     - The 11 properties have benefited from the Ward's closing and retenanting:

          -->  Average sales CAGR of 6%, 1997-2000.

          -->  Average occupancy increased 500 basis points, 1997-2000.

                                BUSINESS STRATEGY

SIMON BUSINESS MODEL

--------------------------------------------------------------------------------

                                   [DIAGRAM]

                                 CORE BUSINESS

          B2C
     ------------                                                      B2B
     Simon                                                         ----------
     Brand                                                         Simon
     Ventures                                                      Business
                                                                   Network

CORE BUSINESS                                               [DIAGRAM ICON]

--------------------------------------------------------------------------------

STRATEGY:           TO OWN A NATIONAL PORTFOLIO OF HIGH-QUALITY, MARKET
                    DOMINANT ASSETS.

SIMON PORTFOLIO:    -    25% MARKET SHARE OF "TOP TIER" U.S. MALLS.

                    -    75 REGIONAL MALLS LOCATED IN THE 20 LARGEST U.S.
                         CITIES.

                    -    88% OF MALL EBITDA GENERATED BY MARKET DOMINANT MALLS.

                    - OVER $200 MILLION OF NON-CORE, NON-DOMINANT ASSETS SOLD IN PAST TWO YEARS.

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                    1995       2000
                                    ----       ----

Occupancy                            85.5%     90.5%
Sales Per Square Foot              $276      $385
Average Base Min. Rent             $ 19.18   $ 27.97

- MARKING LEASES TO CURRENT MARKET RENTS WOULD INCREASE ANNUAL EBITDA BY $300 MILLION.

BUSINESS TO CONSUMER                                        [DIAGRAM ICON]

--------------------------------------------------------------------------------

SIMON BRAND VENTURES ("SBV") IS THE BUSINESS TO CONSUMER SIDE OF SIMON FOCUSED ON LEVERAGING SIMON'S 100 MILLION UNIQUE SHOPPERS AND THEIR 2 BILLION ANNUAL SHOPPING VISITS TO CREATE NEW REVENUE STREAMS.

[PICTURE]

     STRATEGY:

     TO CREATE AN EXCITING NEW MEDIUM FOR CONNECTING CONSUMERS WITH RETAILERS AND SPONSORS BY DEVELOPING A UNIQUE AND COMPELLING COMBINATION OF SHOPPING, ENTERTAINMENT AND COMMUNITY.


    CURRENT STATUS:

     - Major Strategic alliances with VISA, Pepsi, Microsoft, Time Inc., AT&T, Ford and JC Decaux.

     -    Annual sales of Simon gift certificates exceed $200 million.

BUSINESS TO BUSINESS                                        [DIAGRAM ICON]

--------------------------------------------------------------------------------

SIMON BUSINESS NETWORK ("SBN") IS THE BUSINESS TO BUSINESS SIDE OF SIMON FOCUSED ON LEVERAGING SIMON'S MARKETPLACE MUSCLE TO DRIVE GREATER VALUE TO THE RETAILER.

[SIMON LOGO]

     STRATEGY:

     TO PROVIDE A COMPETITIVELY VALUED, BROAD BASED OFFERING OF PRODUCTS AND SERVICES VIA A UNIQUE AND DOMINANT BUSINESS TO BUSINESS MARKETPLACE AND SERVICE NETWORK FOCUSED ON THE REAL ESTATE INDUSTRY AND THEIR TENANTS. SBN IS DESIGNED TO GENERATE A PROFIT, IMPROVE SUPPLY CHAIN EFFICIENCY AND DELIVER LOWER COSTS THROUGH THE AGGREGATION OF SUPPLY, DEMAND AND DELIVERY.

     CURRENT STATUS:

     - Major strategic alliances with ENRON, Allied/BFI, IPC Security Services, Control, Varsity, UNICO and RCT People Counters.

     - SBV and SBN initiatives have generated over $140 million FFO in 4 years with 90%+ profit margins.

                            FINANCIAL AND OPERATIONAL
                                   PERFORMANCE

DIVERSITY OF CASH FLOW

--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

REGIONAL DIVERSIFICATION(1)

East           26%
Midwest        30%
South          33%
West           11%

PORTFOLIO EBITDA BREAKDOWN(1)

Malls                    92%
Community Center          6%
Other                     2%

-    NO SINGLE IN-LINE RETAILER OCCUPIES MORE THAN 2.0% OF TOTAL GLA.

- NO SINGLE IN-LINE RETAILER REPRESENTS MORE THAN 3.6% OF ANNUALIZED BASE MINIMUM RENT.

-    NO SINGLE ASSET ACCOUNTS FOR MORE THAN 2.5% OF EBITDA.

-    NO SINGLE ASSET ACCOUNTS FOR MORE THAN 1.4% OF TOTAL GLA.

(1)  Percentage of Simon's EBITDA.

STABILITY OF REVENUES

---------------------------------------------------------------------------

REVENUE COMPOSITION(1)

Overage Rent               4%
Other                      6%
Tenant Recoveries         30%
Base Minimum Rent         60%

- 90% OF SIMON'S CONSOLIDATED ANNUAL REVENUES ARE THE RESULT OF A CONTRACTUAL LEASE DOCUMENT.

- ONLY 4% OF SIMON'S CONSOLIDATED ANNUAL REVENUES ARE BASED ON TENANT SALES PERFORMANCE.

LEASE ROLLOVER PROFILE(2)

- NO MORE THAN 9% OF LEASED SQUARE FOOTAGE EXPIRES IN ANY CALENDAR YEAR (7.3% ANNUAL AVERAGE) OVER THE NEXT FIVE YEARS.

-    THE AVERAGE RENT OF LEASES EXPIRING OVER THE NEXT FIVE YEARS IS $28.30 PSF.

- DURING THE FIRST NINE MONTHS OF 2000 NEW LEASES WERE EXECUTED AT AN AVERAGE INITIAL RENT OF $33.78 PSF.

(1) Represents Simon's consolidated property revenues for the year ended 1999.
(2) Figures represent base minimum rent of mall and freestanding stores for the Simon portfolio.

GROWTH IN SIMON'S REVENUES & EBITDA

--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                              1995      1996      1997           1998           1999
                                                  ($ in millions)
CONSOLIDATED REVENUES         $554      $748      $1,054         $1,406         $1,893
CAGR: 35.9%

EBITDA                        $357      $497      $  747         $1,068         $1,455
CAGR: 42.1%

GROWTH IN FUNDS FROM OPERATIONS ("FFO")

--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                   1995      1996      1997      1998      1999
                                   ----      ----      ----      ----      ----
Total FFO ($ in millions)          $197.9    $281.5    $415.1    $544.5    $734.5
FFO Per Share ($ Per Share)        $  2.14   $  2.34   $  2.58   $  2.83   $  3.06
FFO/SHARE CAGR: 9.4%

INCREASING BASE RENTS AND TENANT SALES

--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                   1995      1996      1997      1998      1999
                                   ----      ----      ----      ----      ----
Base Min. Rent (Average Rent PSF)  $ 19.18   $ 20.68   $ 23.65   $ 25.70   $ 27.33
Sales PSF                          $278      $298      $318      $346      $377
SALES PSF CAGR: 7.9%

PAYOUT RATIO AND RETAINED FFO

--------------------------------------------------------------------------------

-    Current common stock dividend yield is 8.0%(1).

-    Internally generated cash flow is expected to exceed $300 million in 2000.

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                         1995      1996      1997      1998      1999      2000(E)
                         ----      ----      ----      ----      ----      -------
                                             ($ in millions)
Total FFO                $15       $45       $91       $160      $257      $300
FFO Payout Ratio          92%       84%       78%        71%       66%       60%

(1)  Based on SPG's January 5, 2001 closing price.

SIMON'S CURRENT RESULTS

--------------------------------------------------------------------------------

($ IN THOUSANDS)




                                          For the Nine Months Ended
                                                 September 30,             %
                                        2000           1999             Change
                                        ----           ----             ------
Total Consolidated Revenue               $1,459,436     $1,371,270        6.4%

Simon's share of EBITDA                  $1,160,381     $1,029,314       12.7%

FFO                                      $  543,146     $  496,529        9.4%

FFO Per Share                            $     2.25     $     2.08        8.2%

Average Base Minimum Rent PSF            $    27.97     $    26.75        4.6%

Comparable Sales PSF                     $      385     $      371        3.8%

Occupancy                                      90.5%          88.5%    200 bps

KEY RATIOS(1)

--------------------------------------------------------------------------------



                                                         Note               As of
                                                       Covenant         Sept. 30, 2000
                                                       --------         -------------
EBITDA to Interest Expense                        GREATER THAN 1.75x        2.3x

Unencumbered Assets to Unsecured Debt             GREATER THAN 1.5x         1.9x

Debt to Adjusted Total Assets                     LESS THAN 60%            51%

Secured Debt to Adjusted Total Assets             LESS THAN 55%            24%

EBITDA to Fixed Charges                           --                       2.1x

Unencumbered EBITDA to Unsecured
  Interest Expense                                --                       2.3x

(1) SPG Operating Partnership's ratios.

BALANCED DEBT MATURITY PROFILE(1)

--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                        2001     2002    2003   2004   2005   2006      2007   2008   2009   2010   2011 & AFTER
                        ----     ----    ----   ----   ----   ----      ----   ----   ----   ----   ------------
                                                            ($ in millions)
Secured                 324      1003    331    785    465    426       428    334    443    421    131
Unsecured Notes          --       250    575    700    660    400       180    200    450     --    675
Credit Facilities       625       173    645     34     --     --        --     --     --     --     --

(1) Represents the SPG Operating Partnership's share of debt maturities on a pro forma basis as of December 31, 2000, giving effect to the proposed issuance of senior unsecured notes (assumed $150 million in 5 year notes, $150 million in 10 year notes).

                                THE UNENCUMBERED
                                    PORTFOLIO

UNENCUMBERED SIMON PORTFOLIO

--------------------------------------------------------------------------------

# OF PROPERTIES:    104                     AVERAGE MALL SALES PSF:   $396
    # OF STATES:    27                      AVERAGE MALL OCCUPANCY:   90%
            GLA:    70 million sf        TOTAL UNENCUMBERED EBITDA:   $813 MILLION

           [PICTURE]                [PICTURE]                [PICTURE]

        ROOSEVELT FIELD         SOUTH SHORE PLAZA          LENOX SQUARE
        GARDEN CITY, NY           BRAINTREE, MA             ATLANTA, GA


-    93% OF SIMON'S UNENCUMBERED EBITDA IS DERIVED FROM 69 REGIONAL MALLS.

GROWTH IN THE UNENCUMBERED PORTFOLIO

--------------------------------------------------------------------------------

($ IN THOUSANDS)

- Since Simon's first senior notes offering in November 1996, Simon has dramatically improved the quality and composition of its unencumbered portfolio.

                                                                    For the Twelve Months Ended
                                                                            September 30,
SIMON'S PRO-RATA SHARE OF:                                             2000              1996            CAGR
--------------------------                                           -------           -------           ----
Total Unencumbered EBITDA                                            $813,535         $128,382             59%

Regional Mall Unencumbered EBITDA                                    $753,082         $102,338             65%

Unencumbered EBITDA from Malls in Excess of $300 PSF                 $638,335         $ 12,620            167%

% of Unencumbered EBITDA from Malls in Excess of $300 PSF                  78%              10%           N/A

                                   CONCLUSION

INVESTMENT HIGHLIGHTS

--------------------------------------------------------------------------------

- As the nation's largest owner of retail real estate, Simon has a diversified portfolio of high quality, market dominant retail properties.

- The Simon organization has a proven 40+ year track record of managing its regional mall franchise through all phases of the economic cycle.

- Business fundamentals are strong -- Simon's FFO per share has grown 9.4% compounded annually since 1995.

- Simon has significant financial flexibility combined with the strongest balance sheet in the regional mall sector.

- As a result of its dominant market position, Simon believes it will continue to realize unique, profitable, value-creating opportunities.

                                          SIMON
                                 PROPERTY GROUP
                                 --------------